                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                                                                  EXHIBIT : 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $536,114,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB8

                               [C-BASS(SM) LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                DECEMBER 15, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                                    CONTACTS

MERRILL LYNCH
MBS/ABS TRADING/SYNDICATE
Scott Soltas                          212-449-3659     scott_soltas@ml.com
Charles Sorrentino                    212-449-3659     charles_sorrentino@ml.com
Dan Lonski                            212-449-3659     dan_lonski@ml.com
Edgar Seah                            212-449-3659     edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                           212-449-0752     matthew_whalen@ml.com
Paul Park                             212-449-6380     paul_park@ml.com
Tom Saywell                           212-449-2122     tom_saywell@ml.com
Alan Chan                             212-449-8140     alan_chan@ml.com
Fred Hubert                           212-449-5071     fred_hubert@ml.com
Alice Chu                             212-449-1701     alice_chu@ml.com
Sonia Lee                             212-449-5067     sonia_lee@ml.com
Oleg Saitskiy                         212-449-1901     oleg_saitskiy@ml.com
Keith Singletary                      212-449-9431     keith_singletary@ml.com
Calvin Look                           212-449-5029     calvin_look@ml.com

RESEARCH
Glenn Costello                        212-449-4457     glenn_costello@ml.com

RATING AGENCIES
DOMINION BOND RATINGS
Quincy Tang                           212-635-3410     qtang@dbrs.com

FITCH RATINGS
Cooper Kramer                         212-908-0670     cooper.kramer@fitchratings.com

MOODYS
Navneet Agarwal                       212-553-3674     navneet.agarwal@moodys.com

STANDARD & POORS
Rebecca Neary                         212-438-         rebecca_neary@standardandpoors.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                             C-BASS SERIES 2004-CB8
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                           SUMMARY                                  TOTAL            MINIMUM      MAXIMUM
-----------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                             $548,345,274.00
Number of Mortgage Loans                                                  3,691
(1)Average Outstanding Principal Balance                        $    148,562.79    $ 4,090.27   $943,484.11
(1)Average Original Loan Balance                                $    149,385.49    $10,200.00   $945,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                  81.42%         8.90%       115.86%
(1)Weighted Average Loan Rate                                             7.359%        3.375%       16.440%
(1),(4)Weighted Average Gross Margin                                      6.026%        0.000%       11.850%
(1),(4))Weighted Average Initial Periodic Cap                             2.833%        1.000%        6.000%
(1),(4)Weighted Average Subsequent Periodic Cap                           1.032%        1.000%        6.000%
(1),(2),(4),(5)Weighted Average Minimum Interest Rate                     6.990%        1.500%       16.440%
(1),(4)Weighted Average Maximum Interest Rate                            13.162%        9.000%       22.940%
(1)Weighted Average Original Term to Maturity (months)                      346            36           361
(1)Weighted Average Remaining Term to Stated Maturity (months)              340             0           360
(1),(4)Weighted Average Term to Roll (months)                                25             1           105
(1),(3)Weighted Average Credit Score                                        636           423           813

(1)   Average or Weighted Average reflected in Total.

(2)   94.14% of the Adjustable Rate Mortgage Loans have minimum interest rates.

(3)   99.85% of the Mortgage Loans have FICO Scores.

(4)   Adjustable Rate Mortgage Loans only.

(5)   Non-zero Weighted Average and Minimum value.

                                                            PERCENT OF CUT-OFF DATE
                                         RANGE                 PRINCIPAL BALANCE
                                         -----                 -----------------
PRODUCT TYPE                         Fully Amortizing                 94.97%
                                     Balloon Payment                   5.03%

LIEN                                 First                            92.70%
                                     Second                            7.30%

ADJUSTMENT TYPE                      Fixed                            25.42%
                                     ARM                              74.58%

PAYMENT TYPE                         Actuarial                        68.63%
                                     Interest Only                    31.37%
                                     Simple Interest                   0.00%

INDEX (ARM LOANS ONLY)               6 Month LIBOR                    98.58%
                                     Other Indices                     1.42%

GEOGRAPHIC DISTRIBUTION              California                       42.21%
                                     Washington                        6.15%
                                     Colorado                          4.11%
                                     New York                          4.05%
                                     Florida                           3.60%

LARGEST ZIP CODE CONCENTRATION       93065                             0.51%

SUB-PRIME LOANS                                                       93.31%

FHA-VA LOANS                                                           0.10%

SELLER FINANCED LOANS                                                  1.83%

LOANS WITH BORROWER PMI                                                0.80%

LOANS WITH PREPAYMENT PENALTIES                                       75.43%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                        % OF AGGREGATE
                                     NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                  OF MORTGAGE  PRINCIPAL BALANCE         MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING        LOANS        OUTSTANDING              OUTSTANDING
------------------------------------------------------------------------------------------------
$     1   to $  50,000                 593      $  19,439,331.61              3.55%
$  50,001 to $ 100,000               1,062         78,828,828.72             14.38
$ 100,001 to $ 150,000                 690         84,771,870.00             15.46
$ 150,001 to $ 200,000                 420         73,126,267.07             13.34
$ 200,001 to $ 250,000                 307         68,928,318.62             12.57
$ 250,001 to $ 300,000                 209         57,433,268.30             10.47
$ 300,001 to $ 350,000                 151         49,119,920.61              8.96
$ 350,001 to $ 400,000                 107         40,159,288.78              7.32
$ 400,001 to $ 450,000                  53         22,716,557.73              4.14
$ 450,001 to $ 500,000                  49         23,300,324.09              4.25
$ 500,001 to $ 550,000                  17          8,935,899.18              1.63
$ 550,001 to $ 600,000                  14          8,099,725.02              1.48
$ 600,001 to $ 650,000                   7          4,441,347.41              0.81
$ 650,001 to $ 700,000                   3          2,064,122.83              0.38
$ 700,001 to $ 750,000                   5          3,652,966.62              0.67
$ 750,001 to $ 800,000                   2          1,538,900.00              0.28
$ 800,001 to $ 850,000                   1            844,853.30              0.15
$ 900,001 to $ 950,000                   1            943,484.11              0.17
----------------------------------------------------------------------------------
TOTAL:                               3,691      $ 548,345,274.00            100.00%
==================================================================================

                                FICO SCORE

                                                                       % OF AGGREGATE
                                NUMBER        AGGREGATE           PRINCIPAL BALANCE OF TOTAL
                             OF MORTGAGE  PRINCIPAL BALANCE             MORTGAGE LOANS
    FICO SCORE                  LOANS        OUTSTANDING                  OUTSTANDING
---------------------------------------------------------------------------------------------
Not Available (1)                10       $    798,755.15                    0.15%
421 to 440                        1             64,090.81                    0.01
441 to 460                        7            865,101.83                    0.16
461 to 480                       14          1,278,337.14                    0.23
481 to 500                       45          4,212,496.71                    0.77
501 to 520                      179         30,118,465.73                    5.49
521 to 540                      114         15,236,860.53                    2.78
541 to 560                      179         24,647,780.62                    4.49
561 to 580                      228         30,251,632.54                    5.52
581 to 600                      361         50,517,169.61                    9.21
601 to 620                      517         67,639,739.01                   12.34
621 to 640                      403         56,255,282.46                   10.26
641 to 660                      429         66,786,428.85                   12.18
661 to 680                      378         59,742,162.75                   10.89
681 to 700                      277         48,543,701.87                    8.85
701 to 720                      197         30,796,512.63                    5.62
721 to 740                      148         24,782,547.18                    4.52
741 to 760                       94         15,943,677.82                    2.91
761 to 780                       57         11,048,858.01                    2.01
781 to 800                       42          7,212,902.24                    1.32
801 to 820                       11          1,602,770.51                    0.29
---------------------------------------------------------------------------------
Total:                        3,691       $548,345,274.00                  100.00%
=================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                                                   % OF AGGREGATE
                                            NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE TOTAL
ORIGINAL TERM TO MATURITY                 OF MORTGAGE  PRINCIPAL BALANCE           MORTGAGE LOANS
         (MONTHS)                            LOANS        OUTSTANDING                OUTSTANDING
----------------------------------------------------------------------------------------------------------
 25 to  36                                     1       $     95,742.38                   0.02%
 49 to  60                                     2            100,435.43                   0.02
 73 to  84                                     2            253,433.29                   0.05
 85 to  96                                     3             71,347.51                   0.01
109 to 120                                    24          1,119,421.95                   0.20
121 to 132                                     4            183,859.82                   0.03
133 to 144                                     4            100,344.08                   0.02
145 to 156                                     4            211,215.31                   0.04
157 to 168                                     4            147,067.02                   0.03
169 to 180                                   553         33,799,229.79                   6.16
181 to 192                                     5            221,356.27                   0.04
229 to 240                                   174          8,253,723.59                   1.51
241 to 252                                     2            206,234.26                   0.04
277 to 288                                     2            518,015.24                   0.09
289 to 300                                    16          1,845,823.12                   0.34
301 to 312                                     5            384,976.66                   0.07
313 to 324                                     2            252,584.84                   0.05
325 to 336                                     5            418,294.88                   0.08
337 to 348                                    10            802,243.75                   0.15
349 to 360                                 2,868        499,293,894.29                  91.05
361 to 372                                     1             66,030.52                   0.01
---------------------------------------------------------------------------------------------
TOTAL:                                     3,691       $548,345,274.00                 100.00%
=============================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                        REMAINING TERM TO STATED MATURITY

                                                                                 % OF AGGREGATE
                                           NUMBER      AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
REMAINING TERM TO STATED MATURITY       OF MORTGAGE PRINCIPAL BALANCE            MORTGAGE LOANS
             (MONTHS)                       LOANS      OUTSTANDING                 OUTSTANDING
---------------------------------------------------------------------------------------------------------
   0                                          1     $     42,839.06                   0.01%
  13 to 24                                    2            8,645.51                   0.00
  25 to 36                                    5          154,831.08                   0.03
  37 to 48                                    3          301,172.09                   0.05
  49 to 60                                    1           65,626.76                   0.01
  61 to 72                                    3           48,024.82                   0.01
  73 to 84                                    4           80,080.80                   0.01
  85 to 96                                    6          383,863.38                   0.07
 97 to 108                                    5          248,030.93                   0.05
109 to 120                                   21        1,066,386.93                   0.19
121 to 132                                    8          351,060.82                   0.06
133 to 144                                    4          190,395.11                   0.03
145 to 156                                   12        1,120,291.24                   0.20
157 to 168                                   15        1,474,718.61                   0.27
169 to 180                                  530       32,063,870.46                   5.85
181 to 192                                    3          222,817.64                   0.04
193 to 204                                    2          154,599.46                   0.03
205 to 216                                    1           71,533.64                   0.01
217 to 228                                    5          544,010.00                   0.10
229 to 240                                  167        7,671,999.52                   1.40
241 to 252                                    4          297,223.34                   0.05
253 to 264                                    1           55,212.68                   0.01
265 to 276                                    5          455,073.99                   0.08
277 to 288                                   34        2,422,880.79                   0.44
289 to 300                                   34        3,389,740.48                   0.62
301 to 312                                   46        4,172,932.56                   0.76
313 to 324                                   14        1,491,739.31                   0.27
325 to 336                                   27        3,993,629.84                   0.73
337 to 348                                  345       45,901,618.70                   8.37
349 to 360                                2,383      439,900,424.45                  80.22
------------------------------------------------------------------------------------------
TOTAL:                                    3,691     $548,345,274.00                 100.00%
==========================================================================================

                                  PROPERTY TYPE

                                                                               % OF AGGREGATE
                                          NUMBER       AGGREGATE       PRINCIPAL BALANCE OF THE TOTAL
                                       OF MORTGAGE  PRINCIPAL BALANCE         MORTGAGE LOANS
     PROPERTY TYPE                        LOANS        OUTSTANDING              OUTSTANDING
-----------------------------------------------------------------------------------------------------
Single Family                             2,667     $397,424,342.61                  72.48%
Condominium                                 276       42,934,923.32                   7.83
PUD                                         239       37,161,625.87                   6.78
2-Family                                    145       28,301,654.63                   5.16
Manufactured Housing                        289       27,558,516.54                   5.03
4-Family                                     38        7,176,734.44                   1.31
3-Family                                     29        6,327,042.57                   1.15
Cooperative                                   1          731,822.87                   0.13
Mobile Home                                   1          318,677.15                   0.06
Townhouse                                     5          256,028.23                   0.05
Mixed Use                                     1          153,905.77                   0.03
------------------------------------------------------------------------------------------
TOTAL:                                    3,691     $548,345,274.00                 100.00%
==========================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                                    OCCUPANCY

                                                                                           % OF AGGREGATE
                                         NUMBER        AGGREGATE                     PRINCIPAL BALANCE OF THE TOTAL
                                       OF MORTGAGE  PRINCIPAL BALANCE                       MORTGAGE LOANS
                     OCCUPANCY            LOANS        OUTSTANDING                           OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
Primary                                   3,417     $ 510,455,739.52                            93.09%
Investment                                  245        32,723,242.16                             5.97
Second Home                                  29         5,166,292.32                             0.94
-----------------------------------------------------------------------------------------------------
TOTAL:                                    3,691     $ 548,345,274.00                           100.00%
=====================================================================================================

                                  LOAN PURPOSE

                                                                                            % OF AGGREGATE
                                         NUMBER        AGGREGATE                    PRINCIPAL BALANCE OF THE TOTAL
                                       OF MORTGAGE  PRINCIPAL BALANCE                      MORTGAGE LOANS
                   LOAN PURPOSE          LOANS        OUTSTANDING                           OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
Purchase                                   1987     $280,491,158.00                             51.15%
Equity Refinance                           1502      238,739,542.93                             43.54
Rate/Term Refinance                         202       29,114,573.07                              5.31
-----------------------------------------------------------------------------------------------------
TOTAL:                                    3,691     $548,345,274.00                            100.00%
=====================================================================================================

                           CURRENT MORTGAGE LOAN RATE

                                                                                             % OF AGGREGATE
                                         NUMBER         AGGREGATE                    PRINCIPAL BALANCE OF THE TOTAL
           RANGE OF                    OF MORTGAGE  PRINCIPAL BALANCE                        MORTGAGE LOANS
  CURRENT MORTGAGE LOAN RATES             LOANS        OUTSTANDING                            OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
 3.001% to  3.500%                            3     $    336,534.78                                0.06%
 3.501% to  4.000%                            5          391,668.27                                0.07
 4.001% to  4.500%                            9        1,477,761.97                                0.27
 4.501% to  5.000%                           19        4,403,148.01                                0.80
 5.001% to  5.500%                           58       14,658,117.93                                2.67
 5.501% to  6.000%                          308       68,394,755.78                               12.47
 6.001% to  6.500%                          430       98,241,115.66                               17.92
 6.501% to  7.000%                          522      103,673,338.10                               18.91
 7.001% to  7.500%                          373       67,217,234.94                               12.26
 7.501% to  8.000%                          412       56,690,002.78                               10.34
 8.001% to  8.500%                          280       38,059,494.92                                6.94
 8.501% to  9.000%                          290       31,972,025.17                                5.83
 9.001% to  9.500%                          162       14,576,678.38                                2.66
 9.501% to 10.000%                          238       15,160,454.59                                2.76
10.001% to 10.500%                          125        8,743,937.76                                1.59
10.501% to 11.000%                          137        8,950,904.65                                1.63
11.001% to 11.500%                           69        3,760,468.13                                0.69
11.501% to 12.000%                          116        5,583,244.65                                1.02
12.001% to 12.500%                           41        1,990,174.58                                0.36
12.501% to 13.000%                           40        1,867,874.16                                0.34
13.001% to 13.500%                           18          603,560.44                                0.11
13.501% to 14.000%                           14          609,919.75                                0.11
14.001% to 14.500%                           15          649,573.31                                0.12
14.501% to 15.000%                            5          242,094.62                                0.04
15.001% to 15.500%                            1           54,005.58                                0.01
16.001% to 16.500%                            1           37,185.09                                0.01
-------------------------------------------------------------------------------------------------------
TOTAL:                                    3,691     $548,345,274.00                              100.00%
=======================================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                             % OF AGGREGATE
                                         NUMBER        AGGREGATE                     PRINCIPAL BALANCE OF THE TOTAL
       RANGE OF CURRENT               OF MORTGAGE  PRINCIPAL BALANCE                         MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS            LOANS        OUTSTANDING                              OUTSTANDING
------------------------------------------------------------------------------------------------------------------
  0.01% to  10.00%                           2      $    142,061.27                                 0.03%
 10.01% to  20.00%                           5           168,076.29                                 0.03
 20.01% to  30.00%                          16         1,190,930.38                                 0.22
 30.01% to  40.00%                          23         2,596,582.22                                 0.47
 40.01% to  50.00%                          47         5,419,962.04                                 0.99
 50.01% to  60.00%                          97        15,035,195.43                                 2.74
 60.01% to  70.00%                         227        38,504,095.83                                 7.02
 70.01% to  80.00%                        1452       282,614,411.55                                51.54
 80.01% to  90.00%                         773       116,834,542.11                                21.31
 90.01% to 100.00%                         974        80,707,792.99                                14.72
100.01% to 110.00%                          74         4,563,916.96                                 0.83
110.01% to 120.00%                           1           567,706.93                                 0.10
--------------------------------------------------------------------------------------------------------
TOTAL:                                   3,691      $548,345,274.00                               100.00%
========================================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                             GEOGRAPHIC DISTRIBUTION

                                                                                            % OF AGGREGATE
                                        NUMBER           AGGREGATE                   PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE    PRINCIPAL BALANCE                        MORTGAGE LOANS
STATE OR TERRITORY                      LOANS          OUTSTANDING                            OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
California                                 1061     $ 231,430,699.65                              42.21%
Washington                                  209        33,714,965.77                               6.15
Colorado                                    144        22,551,962.96                               4.11
New York                                    145        22,192,973.20                               4.05
Florida                                     161        19,767,087.46                               3.60
Maryland                                    124        19,608,748.59                               3.58
Ohio                                        182        17,654,033.12                               3.22
Texas                                       270        17,213,247.97                               3.14
Oregon                                      125        16,206,302.17                               2.96
New Jersey                                   86        15,478,518.77                               2.82
Massachusetts                                67        13,521,043.85                               2.47
Arizona                                      96        10,961,784.66                               2.00
Virginia                                     74        10,153,725.22                               1.85
Georgia                                      93        10,086,697.36                               1.84
Pennsylvania                                100         9,456,618.85                               1.72
Illinois                                     71         8,557,880.87                               1.56
Michigan                                     84         8,490,714.66                               1.55
North Carolina                               73         7,123,404.04                               1.30
Nevada                                       41         6,778,948.65                               1.24
Kentucky                                     53         5,743,456.37                               1.05
Tennessee                                    67         5,582,222.77                               1.02
South Carolina                               60         4,829,430.06                               0.88
Indiana                                      42         3,799,943.55                               0.69
Utah                                         33         3,349,214.37                               0.61
Connecticut                                  27         3,226,439.91                               0.59
Wisconsin                                    19         2,063,379.59                               0.38
Delaware                                     12         1,512,649.26                               0.28
Missouri                                     16         1,488,230.47                               0.27
New Mexico                                   14         1,470,034.88                               0.27
Rhode Island                                 10         1,420,153.11                               0.26
Arkansas                                     18         1,225,978.27                               0.22
Hawaii                                        2         1,200,516.39                               0.22
Idaho                                        12         1,148,984.42                               0.21
Montana                                       9         1,074,761.01                               0.20
Minnesota                                     8         1,039,589.15                               0.19
Alabama                                      17           981,085.12                               0.18
Louisiana                                    13           954,411.30                               0.17
Iowa                                         10           820,759.10                               0.15
Oklahoma                                     11           675,651.36                               0.12
District of Columbia                          3           626,880.90                               0.11
West Virginia                                 5           550,052.07                               0.10
Mississippi                                   4           522,929.27                               0.10
New Hampshire                                 3           471,914.55                               0.09
Wyoming                                       4           439,624.85                               0.08
Nebraska                                      6           407,532.62                               0.07
Maine                                         2           324,403.06                               0.06
Kansas                                        3           307,573.93                               0.06
Alaska                                        1           107,025.04                               0.02
South Dakota                                  1            31,089.43                               0.01
-------------------------------------------------------------------------------------------------------
TOTAL:                                    3,691     $ 548,345,274.00                             100.00%
=======================================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                  % OF AGGREGATE
                             NUMBER         AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                           OF MORTGAGE  PRINCIPAL BALANCE         MORTGAGE LOANS
   DOCUMENTATION LEVEL        LOANS        OUTSTANDING             OUTSTANDING
-------------------------  -----------  -----------------  ------------------------------
Full Documentation            2,310     $ 331,066,898.18                60.38%
Stated Income                 1,045       175,545,146.83                32.01
No Documentation                202        18,861,371.49                 3.44
Limited Documentation            78        15,986,106.06                 2.92
Alternate Documentation          32         4,910,540.08                 0.90
Missing                          12         1,055,398.46                 0.19
Streamlined Documentation        12           919,812.90                 0.17
                              -----     ----------------               ------
TOTAL:                        3,691     $ 548,345,274.00               100.00%
                              =====     ================               ======

                               PERFORMANCE STATUS

                                                           % OF AGGREGATE
                       NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                    OF MORTGAGE  PRINCIPAL BALANCE         MORTGAGE LOANS
PERFORMANCE STATUS     LOANS        OUTSTANDING             OUTSTANDING
------------------  -----------  -----------------  ------------------------------
Current                3,691     $ 548,345,274.00               100.00%
                       -----     ----------------               ------
TOTAL:                 3,691     $ 548,345,274.00               100.00%
                       =====     ================               ======

                             PREPAYMENT PENALTY TERM

                                                                % OF AGGREGATE
                            NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                         OF MORTGAGE  PRINCIPAL BALANCE         MORTGAGE LOANS
PREPAYMENT PENALTY TERM     LOANS        OUTSTANDING             OUTSTANDING
-----------------------  ----------- ------------------  ------------------------------
12 months                    122     $  25,311,799.71                4.62%
18 months                      1           235,596.42                0.04
21 months                      1            64,800.00                0.01
23 months                      1           179,676.82                0.03
24 months                  1,306       240,141,458.11               43.79
30 months                      1           159,593.39                0.03
35 months                      1           112,714.17                0.02
36 months                    973       137,148,427.06               25.01
60 months                     51        10,253,675.10                1.87
No Prepayment Penalty      1,234       134,737,533.22               24.57
                           -----     ----------------              ------
TOTAL:                     3,691     $ 548,345,274.00              100.00%
                           =====     ================              ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                             C-BASS SERIES 2004-CB8
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                            SUMMARY                                   TOTAL           MINIMUM       MAXIMUM
---------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                              $ 408,982,316.79
Number of Mortgage Loans                                                    2,110
(1)Average Outstanding Principal Balance                         $     193,830.48   $ 24,201.54   $ 943,484.11
(1)Average Original Loan Balance                                 $     194,428.04   $ 26,000.00   $ 945,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                    80.69%         8.90%        100.00%
(1)Weighted Average Loan Rate                                               6.989%        3.375%        16.440%
(1)Weighted Average Gross Margin                                            6.026%        0.000%        11.850%
(1)Weighted Average Initial Periodic Cap                                    2.833%        1.000%         6.000%
(1)Weighted Average Subsequent Periodic Cap                                 1.032%        1.000%         6.000%
(1),(2),(4)Weighted Average Minimum Interest Rate                           6.990%        1.500%        16.440%
(1)Weighted Average Maximum Interest Rate                                  13.162%        9.000%        22.940%
(1)Weighted Average Original Term to Maturity (months)                        360           300            360
(1)Weighted Average Remaining Term to Stated Maturity (months)                355           163            360
(1)Weighted Average Term to Roll (months)                                      25             1            105
(1),(3)Weighted Average Credit Score                                         634           456            813

(1) Average or Weighted Average reflected in Total.

(2) 94.14% of the Group I Mortgage Loans have minimum interest rates.

(3) 99.93% of the Group I Mortgage Loans have FICO Scores.

(4) Non-zero Weighted Average and Minimum value.

                                                   PERCENT OF CUT-OFF DATE
                                       RANGE          PRINCIPAL BALANCE
                                       -----          -----------------
PRODUCT TYPE                     Fully Amortizing          100.00%
                                 Balloon Payment             0.00%

LIEN                             First                     100.00%
                                 Second                      0.00%

ADJUSTMENT TYPE                  Fixed                       0.00%
                                 ARMs                      100.00%

PAYMENT TYPE                     Actuarial                  58.15%
                                 Interest Only              41.85%
                                 Simple Interest             0.00%

INDEX TYPE                       6 Month LIBOR              98.58%
                                 Other Indices                1.4%

GEOGRAPHIC DISTRIBUTION          California                 47.65%
                                 Washington                  6.88%
                                 Colorado                    4.81%
                                 Maryland                    3.70%
                                 Ohio                        3.46%

LARGEST ZIP CODE CONCENTRATION   93065                       0.67%

SUB-PRIME LOANS                                             96.97%

FHA-VA LOANS                                                 0.00%

SELLER FINANCED LOANS                                        0.00%

LOANS WITH BORROWER PMI                                      0.42%

LOANS WITH PREPAYMENT PENALTIES                             82.30%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                   % OF AGGREGATE
                                  NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                               OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING     LOANS        OUTSTANDING           OUTSTANDING
---------------------------------------------------------------------------------------
$1 to $50,000                        48     $    1,949,628.58            0.48%
$50,001 to $100,000                 447         34,668,233.17            8.48
$100,001 to $150,000                489         60,604,208.15           14.82
$150,001 to $200,000                325         56,754,669.96           13.88
$200,001 to $250,000                248         55,535,434.93           13.58
$250,001 to $300,000                188         51,693,576.31           12.64
$300,001 to $350,000                132         42,998,664.70           10.51
$350,001 to $400,000                 95         35,609,576.65            8.71
$400,001 to $450,000                 51         21,871,440.53            5.35
$450,001 to $500,000                 43         20,401,956.24            4.99
$500,001 to $550,000                 16          8,420,113.76            2.06
$550,001 to $600,000                 12          6,965,357.80            1.70
$600,001 to $650,000                  5          3,169,337.59            0.77
$650,001 to $700,000                  3          2,064,122.83            0.50
$700,001 to $750,000                  4          2,948,758.18            0.72
$750,001 to $800,000                  2          1,538,900.00            0.38
$800,001 to $850,000                  1            844,853.30            0.21
$900,001 to $950,000                  1            943,484.11            0.23
                                  -----     -----------------          ------
TOTAL:                            2,110     $  408,982,316.79          100.00%
                                  -----     -----------------          ------

                                   FICO SCORE

                                                       % OF AGGREGATE
                      NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                   OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
   FICO SCORE         LOANS        OUTSTANDING           OUTSTANDING
---------------------------------------------------------------------------
Not Available(1)          1     $     290,985.84            0.07%
441 to 460                1           114,619.52            0.03
461 to 480                6           619,199.84            0.15
481 to 500               30         3,043,442.86            0.74
501 to 520              147        27,008,682.60            6.60
521 to 540               68        11,114,199.65            2.72
541 to 560               99        17,391,943.01            4.25
561 to 580              142        23,364,585.75            5.71
581 to 600              204        38,439,946.63            9.40
601 to 620              288        49,514,409.89           12.11
621 to 640              236        42,798,018.66           10.46
641 to 660              248        49,814,599.93           12.18
661 to 680              194        44,041,987.03           10.77
681 to 700              159        37,089,624.27            9.07
701 to 720              102        22,319,114.78            5.46
721 to 740               84        19,182,302.63            4.69
741 to 760               47        10,322,100.27            2.52
761 to 780               29         6,929,352.86            1.69
781 to 800               21         4,715,888.36            1.15
801 to 820                4           867,312.41            0.21
                      -----     ----------------          ------
TOTAL:                2,110     $ 408,982,316.79          100.00%
                      -----     ----------------          ------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                               % OF AGGREGATE
                              NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY  OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
       (MONTHS)               LOANS        OUTSTANDING           OUTSTANDING
-----------------------------------------------------------------------------------
289 to 300                        1     $      87,177.29             0.02%
349 to 360                    2,109       408,895,139.50            99.98
                              -----     ----------------           ------
TOTAL:                        2,110     $ 408,982,316.79           100.00%
                              -----     ----------------           ------

                        REMAINING TERM TO STATED MATURITY

                                                                       % OF AGGREGATE
                                      NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY  OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
           (MONTHS)                   LOANS        OUTSTANDING           OUTSTANDING
-------------------------------------------------------------------------------------------
157 to 168                                3     $     156,364.89             0.04%
169 to 180                                1            97,481.17             0.02
181 to 192                                1            95,407.32             0.02
193 to 204                                1           108,761.38             0.03
265 to 276                                1           130,225.97             0.03
277 to 288                               29         1,842,172.44             0.45
289 to 300                               21         1,753,952.66             0.43
301 to 312                               44         3,907,707.93             0.96
313 to 324                                2           107,165.59             0.03
325 to 336                                3           200,598.11             0.05
337 to 348                              208        26,663,561.69             6.52
349 to 360                            1,796       373,918,917.64            91.43
                                      -----     ----------------           ------
TOTAL:                                2,110     $ 408,982,316.79           100.00%
                                      -----     ----------------           ------

                                  PROPERTY TYPE

                                                          % OF AGGREGATE
                         NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                      OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
   PROPERTY TYPE         LOANS        OUTSTANDING           OUTSTANDING
------------------------------------------------------------------------------
Single Family            1,515     $ 297,267,282.05           72.68%
Condominium                182        36,435,027.53            8.91
PUD                        120        27,839,674.91            6.81
2-Family                    85        21,034,867.82            5.14
Manufactured Housing       173        17,263,747.78            4.22
4-Family                    18         4,836,953.62            1.18
3-Family                    13         3,428,987.78            0.84
Cooperative                  1           731,822.87            0.18
Townhouse                    3           143,952.43            0.04
                         -----     ----------------          ------
TOTAL:                   2,110     $ 408,982,316.79          100.00%
                         -----     ----------------          ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                                    OCCUPANCY

                                                 % OF AGGREGATE
                NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
             OF MORTGAGE  PRINCIPAL BALANCE  GROUP I MORTGAGE LOANS
 OCCUPANCY      LOANS        OUTSTANDING           OUTSTANDING
---------------------------------------------------------------------
Primary         1,960     $ 382,225,450.26            93.46%
Investment        131        22,702,088.96             5.55
Second Home        19         4,054,777.57             0.99
                -----     ----------------           ------
TOTAL:          2,110     $ 408,982,316.79           100.00%
                =====     ================           ======

                                  LOAN PURPOSE

                                                         % OF AGGREGATE
                        NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                     OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
   LOAN PURPOSE         LOANS        OUTSTANDING           OUTSTANDING
-----------------------------------------------------------------------------
Purchase                1,182     $ 226,622,396.75            55.41%
Equity Refinance          814       165,042,751.32            40.35
Rate/Term Refinance       114        17,317,168.72             4.23
                        -----     ----------------           ------
TOTAL:                  2,110     $ 408,982,316.79           100.00%
                        =====     ================           ======

                           CURRENT MORTGAGE LOAN RATE

                                                                 % OF AGGREGATE
                                NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
         RANGE OF            OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES     LOANS        OUTSTANDING           OUTSTANDING
-------------------------------------------------------------------------------------
3.001% to 3.500%                    1     $     221,032.95              0.05%
3.501% to 4.000%                    3           311,784.54              0.08
4.001% to 4.500%                    6         1,255,854.17              0.31
4.501% to 5.000%                   15         4,019,165.04              0.98
5.001% to 5.500%                   44        10,704,546.78              2.62
5.501% to 6.000%                  256        60,508,585.71             14.79
6.001% to 6.500%                  363        86,493,759.31             21.15
6.501% to 7.000%                  422        87,952,337.76             21.51
7.001% to 7.500%                  280        55,496,647.55             13.57
7.501% to 8.000%                  225        38,323,617.01              9.37
8.001% to 8.500%                  177        27,305,391.03              6.68
8.501% to 9.000%                  141        18,907,249.12              4.62
9.001% to 9.500%                   71         7,975,718.09              1.95
9.501% to 10.000%                  39         3,855,428.02              0.94
10.001% to 10.500%                 27         2,377,509.41              0.58
10.501% to 11.000%                 15         1,477,460.58              0.36
11.001% to 11.500%                  6           425,324.01              0.10
11.501% to 12.000%                  5           571,104.73              0.14
12.001% to 12.500%                  4           221,893.54              0.05
12.501% to 13.000%                  3           180,317.56              0.04
13.501% to 14.000%                  2           107,856.62              0.03
14.001% to 14.500%                  2           141,113.96              0.03
14.501% to 15.000%                  1            57,428.63              0.01
15.001% to 15.500%                  1            54,005.58              0.01
16.001% to 16.500%                  1            37,185.09              0.01
                                -----     ----------------            ------
TOTAL:                          2,110     $ 408,982,316.79            100.00%
                                -----     ----------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                   % OF AGGREGATE
                                  NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
       RANGE OF CURRENT        OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS     LOANS        OUTSTANDING           OUTSTANDING
---------------------------------------------------------------------------------------
0.01% to 10.00%                       1     $     101,473.97             0.02%
20.01% to 30.00%                      6           733,293.14             0.18
30.01% to 40.00%                      7           821,358.01             0.20
40.01% to 50.00%                     18         2,507,028.45             0.61
50.01% to 60.00%                     51         9,048,537.42             2.21
60.01% to 70.00%                    123        24,673,310.99             6.03
70.01% to 80.00%                  1,192       247,946,608.75            60.63
80.01% to 90.00%                    487        89,418,949.49            21.86
90.01% to 100.00%                   225        33,731,756.57             8.25
                                  -----     ----------------           ------
TOTAL:                            2,110     $ 408,982,316.79           100.00%
                                  -----     ----------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                             GEOGRAPHIC DISTRIBUTION

                                                          % OF AGGREGATE
                         NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                      OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
 STATE OR TERRITORY      LOANS        OUTSTANDING           OUTSTANDING
------------------------------------------------------------------------------
California                 687     $ 194,893,509.96            47.65%
Washington                 155        28,124,076.88             6.88
Colorado                   113        19,656,840.09             4.81
Maryland                    66        15,116,163.86             3.70
Ohio                       130        14,157,626.97             3.46
Oregon                      89        13,462,340.60             3.29
Florida                     84        13,198,370.24             3.23
New York                    39         9,794,064.21             2.39
Arizona                     68         9,056,015.97             2.21
Massachusetts               35         8,863,366.01             2.17
Texas                       79         7,983,289.28             1.95
New Jersey                  36         7,660,612.80             1.87
Georgia                     56         6,633,004.48             1.62
Virginia                    33         6,436,139.30             1.57
Michigan                    46         6,020,826.61             1.47
Nevada                      25         5,435,262.03             1.33
Illinois                    37         5,329,580.48             1.30
Kentucky                    41         4,608,247.04             1.13
Pennsylvania                35         4,373,339.33             1.07
Tennessee                   41         3,837,078.46             0.94
North Carolina              37         3,795,787.50             0.93
Utah                        26         3,058,913.42             0.75
South Carolina              29         2,651,006.57             0.65
Indiana                     14         1,676,043.48             0.41
Connecticut                 11         1,581,254.33             0.39
Wisconsin                   11         1,556,350.30             0.38
Missouri                     8         1,138,631.13             0.28
Minnesota                    5           914,819.37             0.22
Montana                      7           841,315.27             0.21
Louisiana                    8           728,806.20             0.18
Arkansas                     9           727,283.82             0.18
District of Columbia         3           626,880.90             0.15
New Mexico                   5           605,904.79             0.15
Idaho                        5           547,175.51             0.13
Alabama                     10           532,063.69             0.13
Iowa                         4           476,118.36             0.12
Rhode Island                 2           426,435.13             0.10
Wyoming                      3           367,664.82             0.09
Mississippi                  1           356,815.04             0.09
Maine                        2           324,403.06             0.08
New Hampshire                2           294,833.39             0.07
Delaware                     2           289,282.70             0.07
Oklahoma                     4           286,784.89             0.07
Nebraska                     3           250,927.43             0.06
Kansas                       2           148,123.07             0.04
West Virginia                1           107,848.59             0.03
South Dakota                 1            31,089.43             0.01
                         -----     ----------------           ------
TOTAL:                   2,110     $ 408,982,316.79           100.00%
                         -----     ----------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                               % OF AGGREGATE
                              NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                           OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
  DOCUMENTATION LEVEL         LOANS        OUTSTANDING           OUTSTANDING
-------------------------  -----------  -----------------  ------------------------
Full Documentation            1,406     $ 247,902,029.87            60.61%
Stated Income                   596       139,561,564.56            34.12
Limited Documentation            58        13,950,965.73             3.41
No Documentation                 27         4,701,118.95             1.15
Alternate Documentation          13         2,337,928.14             0.57
Streamlined Documentation         8           382,553.14             0.09
Missing Documentation             2           146,156.40             0.04
                              -----     ----------------           ------
TOTAL:                        2,110     $ 408,982,316.79           100.00%
                              =====     ================           ======

                               PERFORMANCE STATUS

                                                        % OF AGGREGATE
                       NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                    OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
PERFORMANCE STATUS     LOANS        OUTSTANDING           OUTSTANDING
------------------  -----------  -----------------  ------------------------
Current                2,110     $ 408,982,316.79           100.00%
                       -----     ----------------           ------
TOTAL:                 2,110     $ 408,982,316.79           100.00%
                       =====     ================           ======

                             PREPAYMENT PENALTY TERM

                                                             % OF AGGREGATE
                            NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                         OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
PREPAYMENT PENALTY TERM     LOANS        OUTSTANDING           OUTSTANDING
-----------------------  -----------  -----------------  ------------------------
12 months                      57     $  17,604,959.31             4.30%
18 months                       1           235,596.42             0.06
21 months                       1            64,800.00             0.02
23 months                       1           179,676.82             0.04
24 months                   1,054       222,305,265.13            54.36
30 months                       1           159,593.39             0.04
36 months                     497        87,926,465.51            21.50
60 months                      38         8,095,982.81             1.98
No Prepayment Penalty         460        72,409,977.40            17.70
                            -----     ----------------           ------
TOTAL:                      2,110     $ 408,982,316.79           100.00%
                            =====     ================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                                  GROSS MARGIN

                                                        % OF AGGREGATE
                       NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
   RANGE OF         OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
GROSS MARGINS          LOANS        OUTSTANDING           OUTSTANDING
-------------       -----------  -----------------  ------------------------
0.000%                     1     $     103,567.20             0.03%
1.001% to 1.500%           1           249,186.72             0.06
2.001% to 2.500%          15         4,088,007.17             1.00
2.501% to 3.000%          19         3,694,401.15             0.90
3.001% to 3.500%           6           833,061.81             0.20
3.501% to 4.000%          19         1,863,707.42             0.46
4.001% to 4.500%          25         3,818,794.99             0.93
4.501% to 5.000%         191        32,424,031.03             7.93
5.001% to 5.500%         309        68,292,042.53            16.70
5.501% to 6.000%         484       106,551,397.35            26.05
6.001% to 6.500%         439        90,225,760.34            22.06
6.501% to 7.000%         275        48,564,213.71            11.87
7.001% to 7.500%         142        22,568,584.70             5.52
7.501% to 8.000%         100        15,214,415.28             3.72
8.001% to 8.500%          54         7,295,544.03             1.78
8.501% to 9.000%          14         1,442,475.61             0.35
9.001% to 9.500%           8           925,064.98             0.23
9.501% to 10.000%          6           699,282.56             0.17
10.001% to 10.500%         1            91,593.12             0.02
11.501% to 12.000%         1            37,185.09             0.01
                       -----     ----------------           ------
TOTAL:                 2,110     $ 408,982,316.79           100.00%
                       =====     ================           ======

                            INITIAL PERIODIC RATE CAP

                                                               % OF AGGREGATE
                                                           PRINCIPAL BALANCE OF THE
                              NUMBER        AGGREGATE      GROUP I RATE MORTGAGE
                           OF MORTGAGE  PRINCIPAL BALANCE           LOANS
INITIAL PERIODIC RATE CAP     LOANS        OUTSTANDING           OUTSTANDING
-------------------------  -----------  -----------------  ------------------------
1.000%                          190     $  20,878,075.00             5.10%
1.500%                          129        25,215,124.92             6.17
2.000%                           58        11,597,365.06             2.84
3.000%                        1,688       339,881,648.20            83.10
4.000%                            5         1,479,790.80             0.36
5.000%                           33         8,280,412.66             2.02
6.000%                            7         1,649,900.15             0.40
                              -----     ----------------           ------
TOTAL:                        2,110     $ 408,982,316.79           100.00%
                              =====     ================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                          SUBSEQUENT PERIODIC RATE CAP

                                                                  % OF AGGREGATE
                                                              PRINCIPAL BALANCE OF THE
                                 NUMBER        AGGREGATE       GROUP I RATE MORTGAGE
                              OF MORTGAGE  PRINCIPAL BALANCE           LOANS
SUBSEQUENT PERIODIC RATE CAP     LOANS        OUTSTANDING           OUTSTANDING
----------------------------  -----------  -----------------  ------------------------
1.000%                           2,029     $ 396,378,342.17            96.92%
1.500%                              39         3,626,248.23             0.89
2.000%                              36         7,107,935.59             1.74
2.500%                               5         1,479,790.80             0.36
6.000%                               1           390,000.00             0.10
                                 -----     ----------------           ------
TOTAL:                           2,110     $ 408,982,316.79           100.00%
                                 =====     ================           ======

                              MAXIMUM MORTGAGE RATE

                                                            % OF AGGREGATE
                                                        PRINCIPAL BALANCE OF THE
                           NUMBER        AGGREGATE       GROUP I RATE MORTGAGE
       RANGE OF         OF MORTGAGE  PRINCIPAL BALANCE           LOANS
MAXIMUM MORTGAGE RATES     LOANS        OUTSTANDING           OUTSTANDING
----------------------  -----------  -----------------  ------------------------
8.501% to 9.000%               1     $     138,062.41             0.03%
9.001% to 9.500%               6         1,368,125.74             0.33
9.501% to 10.000%              9         2,929,621.39             0.72
10.001% to 10.500%             3           581,427.73             0.14
10.501% to 11.000%             7         1,535,400.07             0.38
11.001% to 11.500%            43        10,975,837.52             2.68
11.501% to 12.000%           221        51,098,140.81            12.49
12.001% to 12.500%           304        71,965,820.93            17.60
12.501% to 13.000%           379        82,472,831.86            20.17
13.001% to 13.500%           324        61,735,265.17            15.09
13.501% to 14.000%           205        37,789,201.45             9.24
14.001% to 14.500%           186        31,572,675.92             7.72
14.501% to 15.000%           165        23,673,967.40             5.79
15.001% to 15.500%           108        15,315,829.47             3.74
15.501% to 16.000%            61         7,287,168.78             1.78
16.001% to 16.500%            36         3,819,780.62             0.93
16.501% to 17.000%            21         2,118,286.81             0.52
17.001% to 17.500%             7           637,328.12             0.16
17.501% to 18.000%             5           483,016.43             0.12
18.001% to 18.500%             7           819,555.64             0.20
18.501% to 19.000%             3           148,294.93             0.04
19.001% to 19.500%             2           119,087.71             0.03
19.501% to 20.000%             1            65,573.55             0.02
20.001% to 20.500%             1            42,283.07             0.01
20.501% to 21.000%             2           141,113.96             0.03
21.001% to 21.500%             1            57,428.63             0.01
21.501% to 22.000%             1            54,005.58             0.01
22.501% to 23.000%             1            37,185.09             0.01
                           -----     ----------------           ------
TOTAL:                     2,110     $ 408,982,316.79           100.00%
                           =====     ================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                              MINIMUM MORTGAGE RATE

                                                            % OF AGGREGATE
                                                        PRINCIPAL BALANCE OF THE
                           NUMBER        AGGREGATE       GROUP I RATE MORTGAGE
      RANGE OF          OF MORTGAGE  PRINCIPAL BALANCE           LOANS
MINIMUM MORTGAGE RATES     LOANS        OUTSTANDING           OUTSTANDING
----------------------  -----------  -----------------  ------------------------
No Minimum Rate              102     $  23,985,311.57             5.86%
1.001% to 1.500%               1            74,979.49             0.02
2.001% to 2.500%               4           885,399.21             0.22
3.001% to 3.500%               1           103,567.20             0.03
3.501% to 4.000%               2           245,460.10             0.06
4.501% to 5.000%               7         1,481,199.96             0.36
5.001% to 5.500%              37         9,638,153.25             2.36
5.501% to 6.000%             253        60,140,601.57            14.70
6.001% to 6.500%             345        81,462,145.73            19.92
6.501% to 7.000%             406        84,544,743.17            20.67
7.001% to 7.500%             266        51,452,444.50            12.58
7.501% to 8.000%             212        35,959,194.46             8.79
8.001% to 8.500%             163        23,986,634.45             5.86
8.501% to 9.000%             136        17,651,235.89             4.32
9.001% to 9.500%              70         7,902,140.25             1.93
9.501% to 10.000%             37         3,726,313.16             0.91
10.001% to 10.500%            28         2,469,102.53             0.60
10.501% to 11.000%            15         1,477,460.58             0.36
11.001% to 11.500%             6           425,324.01             0.10
11.501% to 12.000%             5           571,104.73             0.14
12.001% to 12.500%             4           221,893.54             0.05
12.501% to 13.000%             3           180,317.56             0.04
13.501% to 14.000%             2           107,856.62             0.03
14.001% to 14.500%             2           141,113.96             0.03
14.501% to 15.000%             1            57,428.63             0.01
15.001% to 15.500%             1            54,005.58             0.01
16.001% to 16.500%             1            37,185.09             0.01
                           -----     ----------------           ------
TOTAL:                     2,110     $ 408,982,316.79           100.00%
                           =====     ================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                         NEXT LOAN RATE ADJUSTMENT MONTH

                                                      % OF AGGREGATE
                     NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
 NEXT LOAN RATE   OF MORTGAGE  PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
ADJUSTMENT MONTH     LOANS        OUTSTANDING           OUTSTANDING
----------------  -----------  -----------------  ------------------------
January 2005            56     $   4,809,473.22             1.18%
February 2005            3           361,384.72             0.09
March 2005               4           618,578.87             0.15
April 2005               4           337,029.57             0.08
May 2005                13         1,181,762.19             0.29
June 2005               34         3,202,897.22             0.78
July 2005               12           847,198.02             0.21
August 2005             27         3,251,869.28             0.80
September 2005          34         4,091,400.49             1.00
October 2005            23         2,532,059.11             0.62
November 2005           26         2,608,713.17             0.64
December 2005           39         3,956,517.64             0.97
January 2006            31         3,172,771.27             0.78
February 2006           10         2,098,770.17             0.51
March 2006               6         1,532,946.49             0.37
April 2006               9         1,467,992.67             0.36
May 2006                 3           806,567.52             0.20
June 2006                6         1,293,418.27             0.32
July 2006               19         4,434,432.89             1.08
August 2006             98        21,518,845.68             5.26
September 2006         336        80,935,830.81            19.79
October 2006           307        68,209,279.45            16.68
November 2006          468        91,998,464.46            22.49
December 2006           13         2,657,362.30             0.65
January 2007             2           169,998.60             0.04
February 2007            1            71,144.66             0.02
March 2007               1            43,934.17             0.01
April 2007               3           293,542.56             0.07
May 2007                 5           936,084.66             0.23
June 2007               11         2,248,961.89             0.55
July 2007               19         3,529,170.33             0.86
August 2007             42         8,053,159.76             1.97
September 2007         137        26,036,633.54             6.37
October 2007            91        15,256,011.39             3.73
November 2007           82        15,523,702.30             3.80
December 2007            1            46,784.86             0.01
April 2008               3           489,499.08             0.12
May 2008                 3         1,113,477.46             0.27
June 2008                3           319,287.73             0.08
July 2008                3           489,934.99             0.12
August 2008              2           340,185.72             0.08
September 2008           1           255,989.78             0.06
December 2008            2           157,831.36             0.04
January 2009             2           651,567.20             0.16
February 2009            2           388,224.29             0.09
April 2009               2           451,806.92             0.11
May 2009                 1           164,897.24             0.04
July 2009                3           903,690.23             0.22
August 2009              4           689,419.35             0.17
September 2009          11         3,341,700.43             0.82
October 2009            44         9,131,718.21             2.23
November 2009           45         8,582,452.17             2.10
December 2009            1           268,700.00             0.07
July 2010                1           262,387.13             0.06
September 2013           1           844,853.30             0.21
                     -----     ----------------           ------
TOTAL:               2,110     $ 408,982,316.79           100.00%
                     =====     ================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                             C-BASS SERIES 2004-CB8
              GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                          SUMMARY                                    TOTAL           MINIMUM       MAXIMUM
--------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                             $ 139,362,957.21
Number of Mortgage Loans                                                   1,581
(1)Average Outstanding Principal Balance                        $      88,148.61   $  4,090.27   $ 704,208.44
(1)Average Original Loan Balance                                $      89,271.79   $ 10,200.00   $ 710,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                   83.58%         9.22%        115.86%
(1)Weighted Average Loan Rate                                              8.442%        3.500%        15.000%
(1)Weighted Average Original Term to Maturity (months)                       303            36            361
(1)Weighted Average Remaining Term to Stated Maturity (months)               295             0            360
(1),(2)Weighted Average Credit Score                                         642           423            812

(1) Average or Weighted Average reflected in Total.

(2) 99.64% of the Group II Mortgage Loans have FICO Scores.

                                                   PERCENT OF CUT-OFF DATE
                                 RANGE                PRINCIPAL BALANCE
                                 -----                -----------------
PRODUCT TYPE                     Fully Amortizing         80.21%
                                 Balloon Payment          19.79%

LIEN                             First                    71.26%
                                 Second                   28.74%

ADJUSTMENT TYPE                  Fixed                   100.00%
                                 ARM                       0.00%

PAYMENT TYPE                     Actuarial                99.39%
                                 Interest Only             0.61%
                                 Simple Interest           0.00%

GEOGRAPHIC DISTRIBUTION          California               26.22%
                                 New York                  8.90%
                                 Texas                     6.62%
                                 New Jersey                5.61%
                                 Florida                   4.71%

LARGEST ZIP CODE CONCENTRATION   13502                     0.51%

SUB-PRIME LOANS                                           82.57%

FHA-VA LOANS                                               0.39%

SELLER FINANCED LOANS                                      7.20%

LOANS WITH BORROWER PMI                                    1.92%

LOANS WITH PREPAYMENT PENALTIES                           55.28%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                   % OF AGGREGATE
                                  NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                               OF MORTGAGE  PRINCIPAL BALANCE   GROUP II MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING     LOANS        OUTSTANDING           OUTSTANDING
-----------------------------  -----------  -----------------  ------------------------
$1 to $50,000                       545     $  17,489,703.03            12.55%
$50,001 to $100,000                 615        44,160,595.55            31.69
$100,001 to $150,000                201        24,167,661.85            17.34
$150,001 to $200,000                 95        16,371,597.11            11.75
$200,001 to $250,000                 59        13,392,883.69             9.61
$250,001 to $300,000                 21         5,739,691.99             4.12
$300,001 to $350,000                 19         6,121,255.91             4.39
$350,001 to $400,000                 12         4,549,712.13             3.26
$400,001 to $450,000                  2           845,117.20             0.61
$450,001 to $500,000                  6         2,898,367.85             2.08
$500,001 to $550,000                  1           515,785.42             0.37
$550,001 to $600,000                  2         1,134,367.22             0.81
$600,001 to $650,000                  2         1,272,009.82             0.91
$700,001 to $750,000                  1           704,208.44             0.51
                                  -----     ----------------           ------
TOTAL:                            1,581     $ 139,362,957.21           100.00%
                                  =====     ================           ======

                                   FICO SCORE

                                                       % OF AGGREGATE
                      NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
                   OF MORTGAGE  PRINCIPAL BALANCE   GROUP II MORTGAGE LOANS
   FICO SCORES        LOANS        OUTSTANDING           OUTSTANDING
-----------------  -----------  -----------------  ------------------------
Not Available (1)         9     $     507,769.31             0.36%
421 to 440                1            64,090.81             0.05
441 to 460                6           750,482.31             0.54
461 to 480                8           659,137.30             0.47
481 to 500               15         1,169,053.85             0.84
501 to 520               32         3,109,783.13             2.23
521 to 540               46         4,122,660.88             2.96
541 to 560               80         7,255,837.61             5.21
561 to 580               86         6,887,046.79             4.94
581 to 600              157        12,077,222.98             8.67
601 to 620              229        18,125,329.12            13.01
621 to 640              167        13,457,263.80             9.66
641 to 660              181        16,971,828.92            12.18
661 to 680              184        15,700,175.72            11.27
681 to 700              118        11,454,077.60             8.22
701 to 720               95         8,477,397.85             6.08
721 to 740               64         5,600,244.55             4.02
741 to 760               47         5,621,577.55             4.03
761 to 780               28         4,119,505.15             2.96
781 to 800               21         2,497,013.88             1.79
801 to 820                7           735,458.10             0.53
                      -----     ----------------           ------
TOTAL:                1,581     $ 139,362,957.21           100.00%
                      =====     ================           ======

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                               % OF AGGREGATE
                              NUMBER        AGGREGATE      PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY  OF MORTGAGE  PRINCIPAL BALANCE   GROUP II MORTGAGE LOANS
        (MONTHS)              LOANS        OUTSTANDING           OUTSTANDING
-------------------------  -----------  -----------------  ------------------------
25 to 36                          1     $      95,742.38             0.07%
49 to 60                          2           100,435.43             0.07
73 to 84                          2           253,433.29             0.18
85 to 96                          3            71,347.51             0.05
109 to 120                       24         1,119,421.95             0.80
121 to 132                        4           183,859.82             0.13
133 to 144                        4           100,344.08             0.07
145 to 156                        4           211,215.31             0.15
157 to 168                        4           147,067.02             0.11
169 to 180                      553        33,799,229.79            24.25
181 to 192                        5           221,356.27             0.16
229 to 240                      174         8,253,723.59             5.92
241 to 252                        2           206,234.26             0.15
277 to 288                        2           518,015.24             0.37
289 to 300                       15         1,758,645.83             1.26
301 to 312                        5           384,976.66             0.28
313 to 324                        2           252,584.84             0.18
325 to 336                        5           418,294.88             0.30
337 to 348                       10           802,243.75             0.58
349 to 360                      759        90,398,754.79            64.87
361 to 372                        1            66,030.52             0.05
                              -----     ----------------           ------
TOTAL:                        1,581     $ 139,362,957.21           100.00%
                              =====     ================           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                       REMAINING TERM TO STATED MATURITY

                                                                                % OF AGGREGATE
                                        NUMBER          AGGREGATE          PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY    OF MORTGAGE     PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
        (MONTHS)                        LOANS           OUTSTANDING              OUTSTANDING
---------------------------------    -----------     -----------------     ------------------------
0                                          1         $      42,839.06                0.03%
13 to 24                                   2                 8,645.51                0.01
25 to 36                                   5               154,831.08                0.11
37 to 48                                   3               301,172.09                0.22
49 to 60                                   1                65,626.76                0.05
61 to 72                                   3                48,024.82                0.03
73 to 84                                   4                80,080.80                0.06
85 to 96                                   6               383,863.38                0.28
97 to 108                                  5               248,030.93                0.18
109 to 120                                21             1,066,386.93                0.77
121 to 132                                 8               351,060.82                0.25
133 to 144                                 4               190,395.11                0.14
145 to 156                                12             1,120,291.24                0.80
157 to 168                                12             1,318,353.72                0.95
169 to 180                               529            31,966,389.29               22.94
181 to 192                                 2               127,410.32                0.09
193 to 204                                 1                45,838.08                0.03
205 to 216                                 1                71,533.64                0.05
217 to 228                                 5               544,010.00                0.39
229 to 240                               167             7,671,999.52                5.51
241 to 252                                 4               297,223.34                0.21
253 to 264                                 1                55,212.68                0.04
265 to 276                                 4               324,848.02                0.23
277 to 288                                 5               580,708.35                0.42
289 to 300                                13             1,635,787.82                1.17
301 to 312                                 2               265,224.63                0.19
313 to 324                                12             1,384,573.72                0.99
325 to 336                                24             3,793,031.73                2.72
337 to 348                               137            19,238,057.01               13.80
349 to 360                               587            65,981,506.81               47.35
                                       -----         ----------------              ------
TOTAL:                                 1,581         $ 139,362,957.21              100.00%
                                       -----         ----------------              ------

                                 PROPERTY TYPE

                                                                        % OF AGGREGATE
                             NUMBER            AGGREGATE           PRINCIPAL BALANCE OF THE
                          OF MORTGAGE      PRINCIPAL BALANCE       GROUP II MORTGAGE LOANS
  PROPERTY TYPE              LOANS            OUTSTANDING               OUTSTANDING
---------------           -----------     -------------------      ------------------------
Single Family                1,152        $    100,157,060.56                71.87%
Manufactured Housing           116              10,294,768.76                 7.39
PUD                            119               9,321,950.96                 6.69
2-Family                        60               7,266,786.81                 5.21
Condominium                     94               6,499,895.79                 4.66
3-Family                        16               2,898,054.79                 2.08
4-Family                        20               2,339,780.82                 1.68
Mobile Home                      1                 318,677.15                 0.23
Mixed Use                        1                 153,905.77                 0.11
Townhouse                        2                 112,075.80                 0.08
                             -----        -------------------               ------
TOTAL:                       1,581        $    139,362,957.21               100.00%
                             =====        ===================               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                                    OCCUPANCY

                                                              % OF AGGREGATE
                  NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
               OF MORTGAGE        PRINCIPAL BALANCE      GROUP II MORTGAGE LOANS
 OCCUPANCY        LOANS              OUTSTANDING               OUTSTANDING
----------     -----------       ------------------      ------------------------
Primary           1,457          $    128,230,289.26               92.01%
Investment          114                10,021,153.20                7.19
Second Home          10                 1,111,514.75                0.80
                  -----          -------------------              ------
TOTAL:            1,581          $    139,362,957.21              100.00%
                  =====          ===================              ======

                                  LOAN PURPOSE

                                                                 % OF AGGREGATE
                           NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                        OF MORTGAGE     PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
  LOAN PURPOSE             LOANS           OUTSTANDING            OUTSTANDING
---------------         -----------     -----------------    ------------------------
Equity Refinance             688        $   73,696,791.61             52.88%
Purchase                     805            53,868,761.25             38.65
Rate/Term Refinance           88            11,797,404.35              8.47
                           -----        -----------------            ------
TOTAL:                     1,581        $  139,362,957.21            100.00%
                           =====        =================            ======

                           CURRENT MORTGAGE LOAN RATE

                                                                                 % OF AGGREGATE
                                           NUMBER         AGGREGATE        PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
RANGE OF CURRENT MORTGAGE LOAN RATE        LOANS         OUTSTANDING             OUTSTANDING
-----------------------------------     -----------    -----------------   ------------------------
 3.001% to  3.500%                            2        $     115,501.83                0.08%
 3.501% to  4.000%                            2               79,883.73                0.06
 4.001% to  4.500%                            3              221,907.80                0.16
 4.501% to  5.000%                            4              383,982.97                0.28
 5.001% to  5.500%                           14            3,953,571.15                2.84
 5.501% to  6.000%                           52            7,886,170.07                5.66
 6.001% to  6.500%                           67           11,747,356.35                8.43
 6.501% to  7.000%                          100           15,721,000.34               11.28
 7.001% to  7.500%                           93           11,720,587.39                8.41
 7.501% to  8.000%                          187           18,366,385.77               13.18
 8.001% to  8.500%                          103           10,754,103.89                7.72
 8.501% to  9.000%                          149           13,064,776.05                9.37
 9.001% to  9.500%                           91            6,600,960.29                4.74
 9.501% to 10.000%                          199           11,305,026.57                8.11
10.001% to 10.500%                           98            6,366,428.35                4.57
10.501% to 11.000%                          122            7,473,444.07                5.36
11.001% to 11.500%                           63            3,335,144.12                2.39
11.501% to 12.000%                          111            5,012,139.92                3.60
12.001% to 12.500%                           37            1,768,281.04                1.27
12.501% to 13.000%                           37            1,687,556.60                1.21
13.001% to 13.500%                           18              603,560.44                0.43
13.501% to 14.000%                           12              502,063.13                0.36
14.001% to 14.500%                           13              508,459.35                0.36
14.501% to 15.000%                            4              184,665.99                0.13
                                          -----        ----------------              ------
TOTAL:                                    1,581        $ 139,362,957.21              100.00%
                                          =====        ================              ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                      % OF AGGREGATE
                                NUMBER          AGGREGATE         PRINCIPAL BALANCE OF THE
RANGE OF CURRENT COMBINED     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
  LOAN-TO-VALUE RATIO           LOANS           OUTSTANDING            OUTSTANDING
-------------------------     -----------    -----------------    ------------------------
0.01% to 10.00%                     1        $      40,587.30              0.03%
10.01% to 20.00%                    5              168,076.29              0.12
20.01% to 30.00%                   10              457,637.24              0.33
30.01% to 40.00%                   16            1,775,224.21              1.27
40.01% to 50.00%                   29            2,912,933.59              2.09
50.01% to 60.00%                   46            5,986,658.01              4.30
60.01% to 70.00%                  104           13,830,784.84              9.92
70.01% to 80.00%                  260           34,667,802.80             24.88
80.01% to 90.00%                  286           27,415,592.62             19.67
90.01% to 100.00%                 749           46,976,036.42             33.71
100.01% to 110.00%                 74            4,563,916.96              3.27
110.01% to 120.00%                  1              567,706.93              0.41
                                -----        ----------------            ------
TOTAL:                          1,581        $ 139,362,957.21            100.00%
                                =====        ================            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                             GEOGRAPHIC DISTRIBUTION

                                                                % OF AGGREGATE
                         NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                       OF MORTGAGE     PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
STATE OR TERRITORY       LOANS           OUTSTANDING             OUTSTANDING
------------------     -----------     -----------------    ------------------------
California                 374         $  36,537,189.69              26.22%
New York                   106            12,398,908.99               8.90
Texas                      191             9,229,958.69               6.62
New Jersey                  50             7,817,905.97               5.61
Florida                     77             6,568,717.22               4.71
Washington                  54             5,590,888.89               4.01
Pennsylvania                65             5,083,279.52               3.65
Massachusetts               32             4,657,677.84               3.34
Maryland                    58             4,492,584.73               3.22
Virginia                    41             3,717,585.92               2.67
Ohio                        52             3,496,406.15               2.51
Georgia                     37             3,453,692.88               2.48
North Carolina              36             3,327,616.54               2.39
Illinois                    34             3,228,300.39               2.32
Colorado                    31             2,895,122.87               2.08
Oregon                      36             2,743,961.57               1.97
Michigan                    38             2,469,888.05               1.77
South Carolina              31             2,178,423.49               1.56
Indiana                     28             2,123,900.07               1.52
Arizona                     28             1,905,768.69               1.37
Tennessee                   26             1,745,144.31               1.25
Connecticut                 16             1,645,185.58               1.18
Nevada                      16             1,343,686.62               0.96
Delaware                    10             1,223,366.56               0.88
Hawaii                       2             1,200,516.39               0.86
Kentucky                    12             1,135,209.33               0.81
Rhode Island                 8               993,717.98               0.71
New Mexico                   9               864,130.09               0.62
Idaho                        7               601,808.91               0.43
Wisconsin                    8               507,029.29               0.36
Arkansas                     9               498,694.45               0.36
Alabama                      7               449,021.43               0.32
West Virginia                4               442,203.48               0.32
Oklahoma                     7               388,866.47               0.28
Missouri                     8               349,599.34               0.25
Iowa                         6               344,640.74               0.25
Utah                         7               290,300.95               0.21
Montana                      2               233,445.74               0.17
Louisiana                    5               225,605.10               0.16
New Hampshire                1               177,081.16               0.13
Mississippi                  3               166,114.23               0.12
Kansas                       1               159,450.86               0.11
Nebraska                     3               156,605.19               0.11
Minnesota                    3               124,769.78               0.09
Alaska                       1               107,025.04               0.08
Wyoming                      1                71,960.03               0.05
                         -----         ----------------             ------
TOTAL:                   1,581         $ 139,362,957.21             100.00%
                         =====         ================             ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8
                                                     GROUP II COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                        % OF AGGREGATE
                                NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE
                              OF MORTGAGE     PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
   DOCUMENTATION LEVEL          LOANS           OUTSTANDING              OUTSTANDING
-------------------------     ------------    -----------------    ------------------------
Full Documentation                904         $   83,164,868.31             59.68%
Stated Income                     449             35,983,582.27             25.82
No Documentation                  175             14,160,252.54             10.16
Alternate Documentation            19              2,572,611.94              1.85
Limited Documentation              20              2,035,140.33              1.46
Missing                            10                909,242.06              0.65
Streamlined Documentation           4                537,259.76              0.39
                                -----         -----------------            ------
TOTAL:                          1,581         $  139,362,957.21            100.00%
                                =====         =================            ======

                               PERFORMANCE STATUS

                                                               % OF AGGREGATE
                        NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE
                      OF MORTGAGE     PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PERFORMANCE STATUS      LOANS            OUTSTANDING            OUTSTANDING
------------------    -----------     ------------------   ------------------------
Current                  1,581        $  139,362,957.21            100.00%
                         -----        -----------------            ------
TOTAL:                   1,581        $  139,362,957.21            100.00%
                         =====        =================            ======

                             PREPAYMENT PENALTY TERM

                                                                      % OF AGGREGATE
                              NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                            OF MORTGAGE     PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PREPAYMENT PENALTY TERM       LOANS           OUTSTANDING             OUTSTANDING
-----------------------     ------------    ------------------   ------------------------
12 months                        65         $   7,706,840.40              5.53%
24 months                       252            17,836,192.98             12.80
35 months                         1               112,714.17              0.08
36 months                       476            49,221,961.55             35.32
60 months                        13             2,157,692.29              1.55
No Prepayment Penalties         774            62,327,555.82             44.72
                              -----         ----------------            ------
TOTAL:                        1,581         $ 139,362,957.21            100.00%
                              =====         ================            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                 C-BASS 2004-CB8

                             ASSUMED MORTGAGE POOL
                             GROUP I MORTGAGE LOANS

                                 NET                     ORIGINAL                 INTEREST
                   MORTGAGE    MORTGAGE    ORIGINAL    AMORTIZATION      LOAN       ONLY
  PRINCIPAL        INTEREST    INTEREST      TERM          TERM          AGE        TERM
  BALANCE($)       RATE(%)     RATE(%)     (MONTHS)      (MONTHS)      (MONTHS)   (MONTHS)
------------------------------------------------------------------------------------------
    149,774.95     10.7526     10.2451        360          360            78          0
    361,387.21      4.9763      4.4688        360          360           183          0
     95,086.26      3.8750      3.3675        360          360           174          0
 39,471,532.02      8.1437      7.6362        360          360            15          0
  5,357,419.07      6.7914      6.2839        360          360             2          0
    234,803.60      6.8000      6.2925        360          360             3          0
     64,581.94      7.9900      7.4825        360          360             1          0
    179,072.18      6.5500      6.0425        360          360             3          0
103,955,119.81      7.3177      6.8102        360          360             4          0
 15,297,081.39      7.3801      6.8726        360          360             7          0
    367,542.55      4.7773      4.2698        360          360            11          0
    148,956.51      4.5295      4.0220        360          360            13          0
 14,731,156.41      7.8145      7.3070        360          360             6          0
    753,437.98      6.4151      5.9076        360          360             2          0
  3,415,588.07      7.3022      6.7947        360          360             3          0
    159,056.33      8.2000      7.6925        360          360             3          0
 38,583,001.97      7.0839      6.5764        360          360             4          0
     59,830.87      8.0000      7.4925        360          360            44          0
  1,224,177.85      4.5576      4.0501        360          360            14          0
  1,877,607.74      4.9425      4.4350        357          357            19          0

                                                            RATE         NEXT
                                                         ADJUSTMENT   ADJUSTMENT  INITIAL     PERIODIC     PREPAYMENT
                    GROSS        LIFETIME    LIFETIME     FREQUENCY      DATE     RATE CAP    RATE CAP       TERM
    INDEX         MARGIN(%)       CAP(%)     FLOOR(%)     (MONTHS)     (MONTHS)      (%)       (%)          (MONTHS)
---------------------------------------------------------------------------------------------------------------------
6 Month LIBOR      6.630          17.253      10.753          6            5        1.500       1.500           0
1 Year Treasury    2.847          14.862       3.165         12            7        2.103       1.897           0
1 Year Treasury    2.625          13.375       2.625          6            6        1.000       1.000           0
6 Month LIBOR      6.110          14.236       7.870          6           16        2.437       1.020           0
6 Month LIBOR      6.233          12.945       6.706          6           22        2.974       1.070          12
6 Month LIBOR      5.200          13.300       6.800          6           21        3.000       1.000          18
6 Month LIBOR      7.490          13.990       7.990          6           23        3.000       1.000          21
6 Month LIBOR      6.300          13.050       6.550          6           21        3.000       1.000          23
6 Month LIBOR      6.307          13.525       7.252          6           20        2.569       1.025          24
6 Month LIBOR      6.048          13.582       7.345          6           17        2.295       1.000          36
1 Year LIBOR       3.652          10.823       3.652         12           25        2.401       1.599           0
1 Year Treasury    3.167          10.530       3.167         12           23        2.000       2.000           0
6 Month LIBOR      6.618          14.212       7.717          6           31        3.047       1.036           0
6 Month LIBOR      5.372          12.609       6.415          6           34        3.000       1.000          12
6 Month LIBOR      6.443          13.642       7.302          6           33        3.000       1.000          24
6 Month LIBOR      6.950          14.700       6.950          6           33        3.000       1.000          30
6 Month LIBOR      6.016          13.364       6.966          6           32        2.970       1.009          36
1 Year Treasury    3.750          14.000       3.750         12            2        2.000       2.000           0
1 Year LIBOR       2.300           9.558       2.300         12           46        5.000       2.000           0
1 Year Treasury    3.024           9.998       3.024         12           41        4.832       2.000           0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                 C-BASS 2004-CB8

                       GROUP I MORTGAGE LOANS (CONTINUED)

                                 NET                 ORIGINAL
                  MORTGAGE    MORTGAGE   ORIGINAL   AMORTIZATION    LOAN      INTEREST ONLY
   PRINCIPAL      INTEREST    INTEREST     TERM        TERM          AGE          TERM
  BALANCE($)       RATE(%)     RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)
-------------------------------------------------------------------------------------------
  1,117,410.91     6.6478      6.1403      360          360          16              0
    360,781.81     6.2921      5.7846      360          360           1              0
  5,189,402.34     6.4389      5.9314      360          360           2              0
  2,753,594.98     6.2722      5.7647      360          360           2              0
    261,504.15     4.5000      3.9925      360          360          17              0
    842,010.23     5.0000      4.4925      360          360          15              0
    388,687.58     6.2500      5.7425      360          240           3            120
  8,345,997.11     7.1832      6.6757      360          300           2             60
 11,434,858.61     6.4512      5.9437      360          302           2             58
109,797,233.04     6.5074      5.9999      360          301           2             59
  7,001,424.51     6.4571      5.9496      360          304           2             56
    469,514.67     5.7695      5.2620      360          300           2             60
    937,434.71     6.4932      5.9857      360          300           3             60
  3,805,201.62     6.1525      5.6450      360          300           2             60
 13,109,607.90     6.1917      5.6842      360          300           2             60
    546,155.89     4.8750      4.3675      360          300          11             60
  1,240,052.70     6.6627      6.1552      360          288           5             72
    223,246.20     7.2500      6.7425      360          300           1             60
  8,450,060.07     6.4709      5.9634      360          300           2             60
  4,845,628.82     6.3866      5.8791      360          300           2             60

                                                       RATE         NEXT
                                                     ADJUSTMENT  ADJUSTMENT   INITIAL   PERIODIC   PREPAYMENT
                 GROSS       LIFETIME     LIFETIME   FREQUENCY      DATE      RATE CAP  RATE CAP     TERM
    INDEX       MARGIN(%)     CAP(%)      FLOOR(%)   (MONTHS)     (MONTHS)      (%)       (%)      (MONTHS)
-------------------------------------------------------------------------------------------------------------
6 Month LIBOR    3.560        12.113       3.977         6           45        5.085     1.398         0
6 Month LIBOR    5.792        12.292       6.292         6           59        3.000     1.000        24
6 Month LIBOR    6.000        12.379       6.439         6           58        3.121     1.000        36
6 Month LIBOR    5.615        12.272       6.087         6           58        3.171     1.057        60
1 Year LIBOR     2.250         9.500       2.250        12           67        5.000     2.000         0
1 Year Treasury  2.750        10.000       2.750        12          105        5.000     2.000         0
6 Month LIBOR    4.750        18.250       4.750         6            3        6.000     6.000         0
6 Month LIBOR    6.281        13.422       7.183         6           22        2.955     1.000         0
6 Month LIBOR    6.089        12.585       6.432         6           22        3.000     1.000        12
6 Month LIBOR    5.936        12.645       6.489         6           22        2.967     1.000        24
6 Month LIBOR    5.707        12.626       6.273         6           22        2.967     1.000        36
6 Month LIBOR    5.367        12.160       5.770         6           22        2.609     1.000        60
6 Month LIBOR    5.500        13.300       6.493         6           33        2.193     1.000         0
6 Month LIBOR    5.664        12.317       6.152         6           34        2.836     1.000        24
6 Month LIBOR    5.666        12.419       6.192         6           34        2.815     1.000        36
1 Year LIBOR     2.250         9.875       2.250        12           49        5.000     2.000         0
6 Month LIBOR    3.991        12.531       4.726         6           55        4.627     1.206         0
6 Month LIBOR    6.750        13.250       7.250         6           59        3.000     1.000        24
6 Month LIBOR    5.870        12.486       6.242         6           58        3.482     1.000        36
6 Month LIBOR    5.888        12.387       6.387         6           58        3.000     1.000        60


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2004-CB8

                             GROUP II MORTGAGE LOANS

                              NET                   ORIGINAL
                MORTGAGE    MORTGAGE    ORIGINAL  AMORTIZATION      LOAN     INTEREST ONLY   PREPAYMENT
 PRINCIPAL      INTEREST    INTEREST      TERM        TERM          AGE          TERM           TERM
 BALANCE($)     RATE(%)     RATE(%)     (MONTHS)    (MONTHS)      (MONTHS)     (MONTHS)       (MONTHS)
-------------------------------------------------------------------------------------------------------
   227,785.20     6.3750      5.8675       84          360           41            0              0
    42,694.90    10.0000      9.4925       91          358           90            0              0
    23,215.26    12.2840     11.7765      132          277            7            0              0
   535,159.60     9.8592      9.3517      181          360           63            0              0
    70,662.79    11.9500     11.4425      180          360           55            0             60
   158,914.28     7.8900      7.3825      240          360            2            0              0
   130,111.72    10.0269      9.5194       40           40           11            0              0
   705,957.80     7.5021      6.9946      117          117           13            0              0
   242,905.35     8.0265      7.5190      120          120            2            0             36
 3,258,306.33     7.3715      6.8640      174          174           15            0              0
   262,598.71     7.2540      6.7465      180          180            4            0             12
   145,430.79     7.5500      7.0425      180          180           11            0             24
 1,898,280.12     7.4783      6.9708      180          180            6            0             36
    42,923.84     6.8750      6.3675      180          180           14            0             60
 1,798,264.80     7.5548      7.0473      236          236           17            0              0
   416,272.61     8.1445      7.6370      240          240            2            0             12
 1,480,475.46     8.5954      8.0879      240          240            2            0             36
 1,746,311.33     7.6966      7.1891      293          293           58            0              0
   415,130.55     8.4079      7.9004      281          281            2            0             36
39,073,314.91     7.4849      6.9774      359          359           14            0              0
 4,739,024.75     8.0100      7.5025      360          360            3            0             12
 2,764,448.11     7.3231      6.8156      360          360            5            0             24
   112,334.87     7.3750      6.8675      360          360            2            0             35
35,798,941.85     7.5671      7.0596      360          360            5            0             36
 2,036,844.66     7.0912      6.5837      360          360            5            0             60
   630,405.85     5.7500      5.2425      360          240           15          120              0
   216,170.10     6.9367      6.4292      360          240            2          120             36
 7,853,241.40    10.4926      9.9851      180          360            3            0              0
 1,515,515.32    10.3742      9.8667      180          360            3            0             12
11,153,394.62    10.1518      9.6443      180          360            3            0             24
 5,905,505.82    10.5934     10.0859      180          360            3            0             36
    65,405.91    11.9900     11.4825       60           60            5            0             12
    82,418.87    12.3237     11.8162      120          120            4            0              0
   137,580.64    12.5980     12.0905      120          120            3            0             36
 1,207,958.62    11.9782     11.4707      180          180            4            0              0
    19,852.69    12.5000     11.9925      180          180            2            0             12
   113,883.71    10.0335      9.5260      180          180            4            0             24
   390,399.70    12.8769     12.3694      180          180            4            0             36
 2,400,793.43    11.3959     10.8884      240          240            4            0              0
   433,637.21    12.5841     12.0766      240          240            4            0             12
    87,467.26     9.9737      9.4662      240          240            3            0             24
 1,600,219.28    13.0029     12.4954      240          240            4            0             36
   313,098.09    12.2500     11.7425      300          300            5            0              0
 1,929,860.73    10.7780     10.2705      360          360            2            0              0
   228,598.39     9.6292      9.1217      360          360            1            0             12
 3,511,546.70     9.8919      9.3844      360          360            1            0             24
   970,712.51    10.2301      9.7226      360          360            3            0             36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.